As filed with the Securities and Exchange Commission on [date]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21316

KENSINGTON FUNDS

(Exact name of registrant as specified in charter)

4 Orinda Way, Suite 200 C, Orinda, CA 94563

(Address of principal executive offices) (Zip code)

US Bancorp Fund Services, LLC

2020 East Financial Way, Suite 100

Glendora, California 91741

(Name and address of agent for service)

Kensington Investment Group, Inc.

(800) 253-2949

Registrant’s telephone number, including area code

Date of fiscal year end: December 31, 2004

Date of reporting period: December 31, 2004

Item 1. Report to Stockholders.

ANNUAL REPORT

YEAR ENDED DECEMBER 31, 2004

THE KENSINGTON FUNDS

Real Estate Securities Fund Select Income Fund Strategic Realty Fund

MANAGED PORTFOLIOS OF REAL ESTATE SECURITIES

Income Oriented Value Driven

THE KENSINGTON FUNDS

TABLE OF CONTENTS

A NOTE FROM THE PRESIDENT	1

KENSINGTON REAL ESTATE SECURITIES FUND
Results at a glance	3
Management’s discussion and analysis	5
Expense example	7
Schedule of portfolio investments	10
Statement of assets and liabilities	12
Statements of operations	13
Statements of changes in net assets	14
Financial highlights	16
Other share class results	18

KENSINGTON SELECT INCOME FUND
Results at a glance	20
Management’s discussion and analysis	22
Expense example	24
Schedule of portfolio investments	26
Statement of assets and liabilities	30
Statements of operations	31
Statements of changes in net assets	32
Statements of cash flows	34
Financial highlights	36
Other share class results	38

KENSINGTON STRATEGIC REALTY FUND
Results at a glance	40
Management’s discussion and analysis	42
Expense example	44
Schedule of portfolio investments	46
Statement of assets and liabilities	50
Statements of operations	51
Statements of changes in net assets	52
Statements of cash flows	54
Financial highlights	56
Other share class results	58

NOTES TO THE FINANCIAL STATEMENTS	60

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	73

Investments in the Funds are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By themselves the Funds do not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to tolerate changes in the value of their investments.

The foregoing information and opinions are for general information only. The Kensington Funds and Kensington Investment Group, Inc. do not guarantee their accuracy or completeness, nor assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

THE KENSINGTON FUNDS

A NOTE FROM THE PRESIDENT

Dear Shareholder,

Real Estate Investment Trusts (REITs) posted strong gains in 2004, generating a 30.4% total return, marking the fourth consecutive year REITs have outperformed the S&P 500. Current yields of 5.1% continued to be an important component of total return.

While we are never one to complain about higher than expected investment returns, several questions come to mind:

•	Why have REIT returns been so strong?

•	Are REITs now expensive, or were they cheap several years ago?

•	What returns should investors expect looking forward?

Let us first state that we rarely try to predict what will happen to REIT prices in the short-term. We believe sentiment-driven money flows dominate the short-term direction of markets, but in the end, fundamentals win. Every time. It is simply a matter of when. So we tend to think in three to five year time frames over which to achieve an expected return.

Our thoughts and observations on the forces that drove REIT returns over the last several years and what to expect moving forward are summarized below.

We believe the last few years of above average returns in the REIT market were the result of REITs closing a valuation gap that widened during the stock market bubble years. As investors chased growth stocks during the late 1990’s and left value oriented investments behind, REITs got cheap while stocks got expensive.

For example, in late 1999, REIT price to earnings* (“P/E”) multiples dropped to 8 times earnings, while stock P/E ratios rose to over 25 times earnings. As one would expect, REITs easily outpaced stocks the ensuing five years. Both REITs and stocks are now trading at P/E multiples in the mid-to-high teens, similar to what we saw in 1993. Notably, since 1993, REITs and stocks produced similar returns for the next decade.

Looking ahead, we believe the outsized returns REITs have generated the last several years are probably behind us. Make no mistake though, REITs still offer an opportunity for attractive returns relative to stocks and bonds.

While no longer “cheap” versus certain historical measures, real estate securities valuations seem reasonable relative to alternatives (stocks and bonds). Combined with healthy real estate industry fundamentals, real estate securities valuations argue that, from here, total returns should continue to be competitive with what the alternatives offer.

We do not know, however, what the total return from REITs, stocks or bonds will be. Whether it’s 3%, 30%, or some other number depends on such factors as inflation and economic growth rates.

THE KENSINGTON FUNDS

Importantly, we see no unique risks to real estate fundamentals, or to REIT valuations, that would not also impact the broader equity and debt markets. Our primary concerns relate to “macro” risks, such as a slowdown in the U.S. economy or an overall decline in stock and bond valuations. While cause for concern, both these risks would likely impact overall stock and bond valuations as well.

Ultimately, we believe a recovering U.S. economy, a lack of compelling income-oriented investment alternatives to REITs, and broadening investor interest in owning publicly-traded REITs mitigates the threat of a significant and prolonged downturn in REIT pricing. We particularly think the ability of REITs to increase dividends during inflationary periods is being overlooked when the pundits discuss interest rates.

CONCLUSION

Looking back over the past five, ten, twenty, or thirty years, we note that REITs have provided competitive total returns with moderate volatility. Along the way, they have exhibited low correlations to stocks and bonds and have paid high dividends.

Looking ahead, we believe fundamentals and valuations indicate that REITs are positioned to continue to produce competitive total returns with moderate volatility. We also expect that high dividends and low correlations to stocks and bonds will continue.

A more detailed discussion of our individual funds follows.

Thank you again for the trust you have placed in us.

Sincerely,

JOHN KRAMER

*	Price to earnings ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

KENSINGTON REAL ESTATE SECURITIES FUND

RESULTS AT A GLANCE

AVERAGE ANNUAL RETURN FOR PERIOD ENDED DECEMBER 31, 2004 WITH ALL DISTRIBUTIONS REINVESTED	ONE YEAR	SINCE INCEPTION (12/31/02)
Kensington Real Estate Securities Fund[1]	30.04%	32.61%
With sales load[2]	22.55%	28.73%
Morgan Stanley REIT Index[3]	31.49%	34.09%
S&P 500 Index [4]	10.88%	19.45%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days.

[1]	Performance data shown is that of the A Share at NAV and does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

[2]	Performance data shown reflects the Class A maximum sales charge of 5.75%.

[3]	The Morgan Stanley REIT Index is a capitalization-weighted benchmark index of the most actively traded real estate investment trusts (REITs), designed to measure real estate equity performance. The index was developed with a base value as of December 31, 1994.

[4]	The S&P 500 Index is an unmanaged index of 500 widely-held common stocks representing all major industries and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks.

The above indices do not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

There are risks involved in investing in a non-diversified fund concentrating in real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. The Fund may also invest in small or relatively new or unseasoned companies, which involve additional risks such as limited liquidity and greater volatility.

Results for other share classes can be found on page 18.

PORTFOLIO HOLDINGS % OF NET INVESTED BY PROPERTY TYPE

KENSINGTON REAL ESTATE SECURITIES FUND

GROWTH OF A $10,000 INVESTMENT
Period from Fund inception on December 31, 2002 to December 31, 2004

This chart reflects payment of the maximum sales charge of 5.75% on a hypothetical $10,000 investment (Class A shares). Thus, the net amount invested was $9,425. Results shown include the reinvestment of dividends and capital gains in the fund and do not take into account income or capital gain taxes. As outlined in the prospectus, the sales charge is lower for investments of $50,000 or more.

The Morgan Stanley REIT Index is a capitalization-weighted benchmark index of the most actively traded real estate investment trusts (REITs), designed to measure real estate equity performance. The index was developed with a base value as of December 31, 1994. The Index is unmanaged and does not reflect the effects of sales charges, commissions or expenses. It is not possible to invest directly in an index.

Average annual total returns on a $1,000 investment with all distributions reinvested for the periods ended December 31, 2004:

CLASS A SHARES*	One Year	Since Inception (12/31/02)
reflecting 5.75% maximum sales charge	22.55%	28.73%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days.

*	Performance for other share classes can be found on page 18.

MANAGEMENT’S DISCUSSION AND ANALYSIS

The Kensington Real Estate Securities Fund is designed for investors looking to maintain a commitment to real estate in their portfolios, with a focus on large, high quality companies whose assets and business plans are consistent with a core real estate strategy. The Fund seeks total return from both capital appreciation and current income through investing in a portfolio of real estate securities.

The Kensington Real Estate Securities Fund finished the year-ending December 31, 2004 with a 30.04% total return, slightly behind the Morgan Stanley REIT Index’s 31.49% 2004 gain.1,2 The Kensington Real Estate Securities Fund met its yield objective, paying quarterly dividends during the six-month period ending December 31, 2004 which bring the Fund’s trailing twelve-month dividend yield to 2.96% and its 30-day SEC yield to 2.85%.1

INVESTMENT STRATEGY

We believe the fund is positioned to take advantage of the economic recovery. We remain overweight in the office, hotel, and industrial sectors because we believe they are poised to enjoy the greatest growth in occupancy and rents. We are also overweight in these sectors as part of our strategy to move toward companies with shorter lease terms and greater potential for internal growth.

We remain cautious with respect to the retail and multifamily sectors, mostly due to valuation. Our investments in those sectors are focused on a handful of companies whose assets and management expertise will give them an advantage when demand and pricing power return.

Some of our new investments are in companies that retain much of their cash flow, particularly Brookfield Properties and Starwood Hotels & Resorts. Although we like to receive a substantial part of our return in dividends, we intend to invest in such companies when the value proposition is compelling. While the Fund’s quarterly dividend may be somewhat lower, we expect to be more than compensated with greater total returns.

IN CONCLUSION

Notwithstanding the compelling performance of real estate securities in recent years, we believe real estate securities are poised to deliver total returns over the next three to five years which will be quite competitive with other investment alternatives – and explains in part why the sector is enjoying inflows. We remain confident that our income oriented, value driven investment approach is an excellent way to include real estate’s competitive returns in your portfolio.

JOEL BEAM

Portfolio Manager

KENSINGTON REAL ESTATE SECURITIES FUND

[1]	Source: Bloomberg. The total return was calculated for Class A shares at net asset value (without a sales charge). Had the maximum sales charge of 5.75% been reflected, returns would have been lower. One-year return for A shares is 30.04% (22.55% reflecting the maximum sales charge). Past performance is not predictive of future performance.

[2]	The Morgan Stanley REIT Index is a capitalization-weighted benchmark index of the most actively traded real estate investment trusts (REITs), designed to measure real estate equity performance. The index was developed with a base value as of December 31, 1994. An investor cannot invest directly in an index.

EXPENSE EXAMPLE

As a shareholder of the Kensington Real Estate Securities Fund, you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; redemptions fees; and (2) ongoing costs, including investment advisory fees; distribution and service (12b-1) fees; and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges or contingent deferred sales charges, redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

KENSINGTON REAL ESTATE SECURITIES FUND

Kensington Real Estate Securities Fund Class A	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Expenses Paid During Period*
Actual	$1,000	$1,234	$8.14
Hypothetical (5% return before expenses)	$1,000	$1,018	$7.35

Kensington Real Estate Securities Fund Class B	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Expenses Paid During Period*
Actual	$1,000	$1,229	$12.33
Hypothetical (5% return before expenses)	$1,000	$1,014	$11.14

Kensington Real Estate Securities Fund Class C	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Expenses Paid During Period*
Actual	$1,000	$1,229	$12.33
Hypothetical (5% return before expenses)	$1,000	$1,014	$11.14

*	Expenses are equal to the Fund’s annualized expense ratio of 1.45% for Class A, 2.20% for Class B and 2.20% for Class C, which includes waived fees and reimbursed expenses, multiplied by the average account value over the period, multiplied by 184 days in most recent fiscal half-year/366 to reflect the one-half year period.

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KENSINGTON REAL ESTATE SECURITIES FUND

SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2004

	SHARES	MARKET VALUE($)
Real Estate Common Stock (96.0%)

Diversified (6.7%)
iStar Financial, Incorporated	23,100	1,045,506
Vornado Realty Trust	19,050	1,450,277
		2,495,783
Health Care (5.6%)
Medical Properties Trust 144A1	142,900	1,464,725
Ventas, Incorporated	23,300	638,653
		2,103,378

Hotel (7.9%)
Ashford Hospitality Trust	52,800	573,936
MeriStar Hospitality Corporation[2]	101,500	847,525
Starwood Hotels & Resorts Worldwide, Incorporated	26,400	1,541,760
		2,963,221
Industrial (7.7%)
Catellus Development Corporation	22,300	682,380
EastGroup Properties, Incorporated	18,970	726,930
ProLogis Trust	34,160	1,480,153
		2,889,463
Multifamily (15.3%)
Archstone-Smith Trust	24,300	930,690
Avalonbay Communities, Incorporated	14,750	1,110,675
Camden Property Trust	7,130	363,630
Equity Residential Properties Trust	39,120	1,415,362
Home Properties of New York, Incorporated	8,100	348,300
Post Properties, Incorporated	31,800	1,109,820
United Dominion Realty Trust, Incorporated	18,700	463,760
		5,742,237
Office (25.5%)
Alexandria Real Estate Equities, Incorporated	4,300	320,006
Brookfield Properties Corporation	29,300	1,095,820
Boston Properties, Incorporated	27,975	1,809,143
CarrAmerica Realty Corporation	21,050	694,650
CRT Properties, Incorporated	43,470	1,037,194
Duke Realty Corporation	20,900	713,526
Kilroy Realty Corporation	8,500	363,375
Liberty Property Trust	16,560	715,392
Mack-Cali Realty Corporation	15,675	721,520
Prentiss Properties Trust	27,550	1,052,410
Prime Group Realty Trust[2]	158,800	1,021,084
		9,544,120

See accompanying notes to the financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2004 (continued)

	SHARES OR PRINCIPAL AMOUNT	MARKET VALUE($)
Retail (24.7%)
Acadia Realty Trust	65,300	1,064,390
Developers Diversified Realty Corporation	16,500	732,105
Federal Realty Investment Trust	7,150	369,298
General Growth Properties, Incorporated	31,735	1,147,538
Kimco Realty Corporation	13,800	800,262
Ramco-Gershenson Properties Trust	37,800	1,219,050
Regency Centers Corporation	14,985	830,169
Simon Property Group, Incorporated	35,800	2,315,186
Tanger Factory Outlet Centers, Incorporated	28,000	740,880
		9,218,878
Storage (2.6%)
Public Storage, Incorporated	17,695	986,495
Total Real Estate Common Stock		35,943,575

Repurchase Agreement (3.7%)
Custodial Trust Company, 1.50%, dated 12/31/04, due 01/03/05, repurchase price $1,395,942, (collateralized by U.S. Treasury Note)	$1,395,768	1,395,768

Total Investments (Cost $31,145,634) - 99.7%		37,339,343
Other assets in excess of liabilities - 0.3%		92,757
NET ASSETS - 100.0%		$37,432,100

1 Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors.

2 Represents non-income producing securities.

See accompanying notes to the financial statements.

KENSINGTON REAL ESTATE SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2004

ASSETS
Investments, at value (cost $29,749,866)	$35,943,575
Repurchase agreements, at cost	1,395,768
Total Investments, (cost $31,145,634)	37,339,343
Interest and dividends receivable	214,996
Receivable for capital shares issued	34,950
Prepaid expenses	1,748
Total Assets	37,591,037

LIABILITIES
Payables for investments purchased	73,102
Payable for capital shares redeemed	4,000
Accrued expenses and other payables
Investment advisory fees	38,652
Distribution fees	18,159
Other	25,024
Total Liabilities	158,937

NET ASSETS	$37,432,100
Capital	$31,272,938
Accumulated realized losses on investments	(34,547)
Net unrealized appreciation on investments	6,193,709
Net Assets	$37,432,100

Class A
Net Assets	$20,293,847
Shares outstanding	517,404
Redemption price per share	$39.22
Maximum Sales Charge – Class A	5.75%
Maximum Offering Price
[100%/(100% – Maximum Sales Charge) of net asset
value adjusted to the nearest cent] per share	$41.62
Class B
Net Assets	$3,033,622
Shares outstanding	77,672
Offering and redemption price per share[1]	$39.06
Class C
Net Assets	$14,104,631
Shares outstanding	361,622
Offering and redemption price per share[1]	$39.00

1 Redemption price per share varies by length of time shares are held.

See accompanying notes to the financial statements.

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2004
INVESTMENT INCOME
Dividend income	$973,073
Interest income	13,951
Total Investment Income	987,024

EXPENSES
Investment advisory fees	200,842
Distribution fees
Class A	30,064
Class B	18,342
Class C	97,687
Fund accounting fees	56,813
Transfer agent fees	52,342
State registration fees	45,097
Custodian fees	7,941
Printing fees	4,948
Legal fees	2,870
Audit fees	1,503
Insurance expense	725
Trustees’ fees	602
Other expenses	2,995
Total expenses before waivers	522,771
Less expenses waived/reimbursed by the Adviser	(92,320)
Net Expenses	430,451
Net Investment Income	556,573

REALIZED/UNREALIZED GAINS FROM INVESTMENTS
Net realized gains from investments	1,216,463
Change in unrealized appreciation/depreciation from investments	5,238,107
Net realized/unrealized gains from investments	6,454,570
Change in net assets resulting from operations	$7,011,143

See accompanying notes to the financial statements.

KENSINGTON REAL ESTATE SECURITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED DECEMBER 31, 2004	PERIOD ENDED[1] DECEMBER 31, 2003
FROM INVESTMENT ACTIVITIES

OPERATIONS
Net investment income	$556,573	$129,958
Net realized gains from investments	1,216,463	153,748
Net change in unrealized appreciation/ depreciation from investments	5,238,107	954,328
Change in net assets resulting from operations	7,011,143	1,238,034

DISTRIBUTIONS TO CLASS A SHAREHOLDERS
From net investment income	(414,353)	(87,869)
From net realized gains from investments	(606,360)	(24,225)

DISTRIBUTIONS TO CLASS B SHAREHOLDERS
From net investment income	(50,249)	(12,560)
From net realized gains from investments	(91,952)	(4,170)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
From net investment income	(269,315)	(75,764)
From net realized gains from investments	(430,083)	(24,889)
Change in net assets from distributions to shareholders	(1,862,312)	(229,477)

CAPITAL TRANSACTIONS
Proceeds from shares issued	22,752,182	10,980,944
Shares issued in reinvestment of distributions	1,627,719	202,427
Payments for shares redeemed	(4,071,651)	(319,414)
Change in net assets from capital transactions	20,308,250	10,863,957
Change in net assets	25,457,081	11,872,514

NET ASSETS
Beginning of period	11,975,019	102,505
End of period	$37,432,100	$11,975,019

1 From April 1, 2003.

See accompanying notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	YEAR ENDED DECEMBER 31, 2004	PERIOD ENDED[1] DECEMBER 31, 2003
CAPITAL TRANSACTIONS:
Class A:
Proceeds from shares issued	$13,886,123	$5,087,255
Dividends reinvested	897,527	101,753
Cost of shares redeemed	(2,778,174)	(117,826)
Change	$12,005,476	$5,071,182
Class B:
Proceeds from shares issued	$1,744,171	$800,669
Dividends reinvested	121,615	14,982
Cost of shares redeemed	(153,134)	(424)
Change	$1,712,652	$815,227
Class C:
Proceeds from shares issued	$7,121,888	$5,093,020
Dividends reinvested	608,577	85,692
Cost of shares redeemed	(1,140,343)	(201,164)
Change	$6,590,122	$4,977,548

SHARE TRANSACTIONS:
Class A:
Issued	403,848	171,117
Reinvested	24,391	3,336
Redeemed	(84,706)	(3,811)
Change	343,533	170,642
Class B:
Issued	50,588	27,359
Reinvested	3,305	493
Redeemed	(4,462)	(14)
Change	49,431	27,838
Class C:
Issued	207,392	174,073
Reinvested	16,638	2,815
Redeemed	(32,912)	(6,787)
Change	191,118	170,101

1 From April 1, 2003.

See accompanying notes to the financial statements.

KENSINGTON REAL ESTATE SECURITIES FUND

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Less Dividends
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized/ Unrealized Gains on Investments	Total From Investment Activities	Net Investment Income	Net Realized Gains
Kensington Real Estate Securities Fund Class A
Year Ended December 31, 2004	$32.21	0.91	(g)	8.53	9.44	(1.16)	(1.27)
Period Ended December 31, 2003*	$25.41	0.83		7.14	7.97	(1.02)	(0.15)
Period Ended March 31, 2003**	$25.00	0.25		0.38	0.63	(0.22)	–

Kensington Real Estate Securities Fund Class B
Year Ended December 31, 2004	$32.12	0.67	(g)	7.28	7.95	(0.93)	(0.08)
Period Ended December 31, 2003*	$25.40	0.70		7.06	7.76	(0.89)	(0.15)
Period Ended March 31, 2003**	$25.00	0.21		0.37	0.58	(0.18)	–

Kensington Real Estate Securities Fund Class C
Year Ended December 31, 2004	$32.07	0.68	(g)	7.26	7.94	(0.93)	(0.08)
Period Ended December 31, 2003*	$25.40	0.69		7.04	7.73	(0.91)	(0.15)
Period Ended March 31, 2003**	$25.00	0.21		0.37	0.58	(0.18)	–

*	A nine month period due to year end change from March 31 to December 31.

**	From commencement of operations on December 31, 2002.

(a)	Total return excludes sales charge.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Includes waived fees and reimbursed expenses.

(e)	Excludes waived fees and reimbursed expenses.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(g)	Computed using the average share method.

See accompanying notes to the financial statements.

from			Ratios/Supplemental Data
Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)(d)	Ratio of Expenses to Average Net Assets (c)(e)	Portfolio Turnover (f)
(2.43)	$39.22	30.04%	$20,294	1.45%	2.73%	1.84%	111.71%
(1.17)	$32.21	31.86%	$5,600	1.45%	4.11%	3.56%	87.64%
(0.22)	$25.41	2.55%	$82	1.45%	4.13%	–	13.10%

(1.01)	$39.06	29.06%	$3,034	2.20%	1.98%	2.59%	111.71%
(1.04)	$32.12	30.99%	$907	2.20%	3.33%	4.31%	87.64%
(0.18)	$25.40	2.34%	$10	2.20%	3.38%	–	13.10%

(1.01)	$39.00	29.08%	$14,105	2.20%	1.98%	2.59%	111.71%
(1.06)	$32.07	30.88%	$5,468	2.20%	3.36%	4.31%	87.64%
(0.18)	$25.40	2.34%	$10	2.20%	3.38%	–	13.10%

KENSINGTON REAL ESTATE SECURITIES FUND

OTHER SHARE CLASS RESULTS (unaudited)

AVERAGE ANNUAL RETURNS FOR PERIOD ENDED WITH ALL DISTRIBUTIONS REINVESTED	ONE YEAR	SINCE INCEPTION (12/31/02)
CLASS B SHARES not reflecting CDSC*	29.06%	31.54%
reflecting applicable CDSC	24.06%	30.01%

CLASS C SHARES not reflecting CDSC*	29.08%	31.49%
reflecting applicable CDSC	28.08%	31.49%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days.

*	CDSC (contingent deferred sales charge) is applied to redemptions of Class B and Class C shares. CDSC varies by length of time shares are held. The maximum amount of CDSC for Class B and C shares is 5% and 1%, respectively.

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KENSINGTON SELECT INCOME FUND

RESULTS AT A GLANCE

AVERAGE ANNUAL RETURN FOR PERIODS ENDED DECEMBER 31, 2004 WITH ALL DISTRIBUTIONS REINVESTED	ONE YEAR	THREE YEAR	SINCE INCEPTION[1] (3/30/01)
Kensington Select Income Fund[2]	11.30%	17.29%	21.44%
with sales load[3]	4.92%	15.00%	19.53%
Merrill Lynch Preferred Index[4]	5.11%	7.38%	7.65%
NAREIT Composite Index[5]	30.41%	23.85%	22.93%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days.

[1]	While the Class A shares were initially offered for purchase effective March 30, 2001, no shareholder activity occurred until April 3, 2001.

[2]	Performance data shown is that of the A Share at NAV and does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

[3]	Performance data shown reflects the Class A maximum sales charge of 5.75%.

[4]	The Merrill Lynch Preferred Index is a market capitalization weighted index that includes perpetual payment preferred issues. The Preferred Index consists of a set of exchange-traded preferred stocks that are covered by Merrill Lynch Fixed Income Research.

[5]	The NAREIT Composite Index is an unmanaged index consisting of approximately 200 Real Estate Investment Trust stocks. The index was developed with a base value as of December 31, 1971.

The above indices do not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

There are risks involved in investing in a non-diversified fund concentrating in real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. The Fund may also invest in small or relatively new or unseasoned companies, which involve additional risks such as limited liquidity and greater volatility.

Results for other share classes can be found on page 38.

PORTFOLIO HOLDINGS % OF NET INVESTED BY PROPERTY TYPE

As of 12/31/04. Portfolio holdings subject to change.

GROWTH OF A $10,000 INVESTMENT

Period from Fund inception on March 30, 2001 to December 31, 2004

This chart reflects payment of the maximum sales charge of 5.75% on a hypothetical $10,000 investment (Class A shares). Thus, the net amount invested was $9,425. Results shown include the reinvestment of dividends and capital gains in the fund and do not take into account income or capital gain taxes. As outlined in the prospectus, the sales charge is lower for investments of $50,000 or more.

The Merrill Lynch Preferred Stock Index is a market capitalization weighted index that includes perpetual payment preferred issues. The Preferred Index consists of a set of exchange-traded preferred stocks that are covered by Merrill Lynch Fixed Income Research.

Average annual total returns on a $1,000 investment with all distributions reinvested for the periods ended December 31, 2004:

CLASS A SHARES*	One Year	Three Year	Since Inception (3/30/01)
reflecting 5.75% maximum sales charge	4.92%	15.00%	19.53%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days.

*	Performance for other share classes can be found on page 36.

KENSINGTON SELECT INCOME FUND

MANAGEMENT’S DISCUSSION AND ANALYSIS

The Kensington Select Income Fund is designed for investors seeking a relatively high dividend yield with the potential for modest growth over time.

The Kensington Select Income Fund continued to meet its yield objective, maintaining its quarterly dividend rate during the year ended December 31, 2004. This brings the Fund’s trailing twelve-month dividend yield to 7.07%1 and its 30-day SEC yield to 7.22%.

The Fund’s dividend yield continued to be well above yields on other equity market alternatives and government bonds. For example, at the end of this reporting period, the S&P 500 dividend yield is 1.92% and the dividend yield on a 10-Year Treasury Note is 4.23%.2,3

On a total return basis, the Kensington Select Income Fund generated an 11.30% total return for the year ended December 31, 2004 versus the Merrill Lynch Preferred Stock Index’s 5.11%.4,5

INVESTMENT STRATEGY

At year-end, approximately 84% of the Fund’s assets were invested in senior securities, primarily preferred stocks, issued by real estate companies. The remaining 16% was invested in common stocks of similar issuers. The weighted average strip yield on the senior securities in the portfolio is over 8%, substantially higher than the 4.23% yield on the 10-Year U.S. Treasury Notes at year-end.6 This is a comfortable cushion by historical standards. We believe some anticipated increase in interest rates is already reflected in the current market prices. Therefore, a modest rise in 10-Year Treasury yields should have a less dramatic effect on our senior securities than it will have on more fully priced fixed income assets.

Dividends from the senior securities we own remain quite secure; on a weighted average basis the portfolio generates over $2.00 in cash flow for every $1.00 of fixed charges (i.e. preferred dividends plus interest on debt).

We have been increasing the Fund’s investments in relatively high-yielding common stocks of real estate companies. As the economy recovers, we anticipate introducing more potential dividend growth into the Fund’s portfolio. While we believe increasing the growth potential of the Fund’s portfolio is an appropriate step at this time, we intend to maintain a majority of the Fund’s assets in senior securities.

IN CONCLUSION

Two performance observations are worth noting. First, over the last 12 months, the Fund has produced a total return of 11.3%, which was somewhat above our expectations. Second, in spite of being pleased that the Fund has generated average annual returns of 21.4% from inception through the close of this reporting period, we feel investors should own this Fund in anticipation of receiving a stable, secure dividend with some modest growth potential over time.

PAUL GRAY	JOEL BEAM
Portfolio Manager	Portfolio Manaer

[1]	Kensington Select Income Fund dividend rate is the sum of the trailing 12 months of dividends (for Class A shares) divided by the 12/31/04 NAV. This yield may differ from other financial information presented. For tax purposes, year end reclassifications of dividend income may occur due to information received from issuers of the Fund’s underlying securities.

[2]	The S&P 500 Index is an unmanaged index of 500 widely-held common stocks representing all major industries and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks. An investor cannot invest directly in an index.

[3]	Source: S&P 500 – Bloomberg as of 1/4/05; 10-Year Treasury Bonds – Bloomberg as of 1/4/05. The risks of investing in equity REITs are unique and similar to those of directly owning real estate (i.e. regulatory risks, concentration risk and diversification risk). Unlike REITs and stocks, which are subject to fluctuation in both principal value and return, U.S. Treasury securities are backed by the U.S. Government and, if held to maturity, offer a fixed rate of return and fixed principal value.

[4]	Source: Bloomberg. The total return was calculated for Class A shares at net asset value (without a sales charge). Had the maximum sales charge of 5.75% been reflected, returns would have been lower. One-year return for A shares is 11.30% (4.92% reflecting the maximum sales charge). Past performance is not predictive of future performance.

[5]	The Merrill Lynch Preferred Index is a market capitalization weighted index that includes perpetual payment preferred issues. The Preferred Stock Index consists of a set of exchange-traded preferred stocks that are covered by Merrill Lynch Fixed Income Research. An investor cannot invest directly in an index.

[6]	The federal government guarantees interest payments from government securities while dividend payments carry no such guarantee. Government securities, if held to maturity, guarantee the timely payment of principal and interest.

KENSINGTON SELECT INCOME FUND

EXPENSE EXAMPLE

As a shareholder of the Kensington Select Income Fund, you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; redemptions fees; and (2) ongoing costs, including investment advisory fees; distribution and service (12b-1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges or contingent deferred sales charges, redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Kensington Select Income Fund Class A	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Expenses Paid During Period*
Actual	$1,000	$1,127	$13.15
Hypothetical (5% return before expenses)	$1,000	$1,013	$12.45

Kensington Select Income Fund Class B	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Expenses Paid During Period*
Actual	$1,000	$1,123	$17.13
Hypothetical (5% return before expenses)	$1,000	$1,009	$16.21

Kensington Select Income Fund Class C	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Expenses Paid During Period*
Actual	$1,000	$1,123	$17.13
Hypothetical (5% return before expenses)	$1,000	$1,009	$16.21

*	Expenses are equal to the Fund’s annualized expense ratio of 2.46% for Class A, 3.21% for Class B and 3.21% for Class C, multiplied by the average account value over the period, multiplied by 184 days in most recent fiscal half-year/366 to reflect the one-half year period.

KENSINGTON SELECT INCOME FUND

SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2004

	SHARES	MARKET VALUE($)
Real Estate Common Stock (23.7%)

Hotels (2.6%)
Ashford Hospitality Trust	1,313,200	14,274,484
Hersha Hospitality Trust	667,600	7,644,020
		21,918,504
Mortgage (13.9%)
Anthracite Capital, Incorporated	1,330,700	16,447,452
Bimini Mortgage Management, Incorporated	396,400	6,366,184
Luminent Mortgage Capital, Incorporated	1,822,033	21,682,193
New Century Financial Corporation	537,200	34,332,452
Newcastle Investment Corporation	287,100	9,124,038
RAIT Investment Trust	1,110,500	31,060,685
		119,013,004
Office Property (3.9%)
American Financial Realty Trust[3]	1,396,400	22,593,752
CRT Properties, Incorporated	458,100	10,930,266
		33,524,018
Other (2.1%)
Spirit Finance Corporation	16,900	213,785
Spirit Finance Corporation 144A1	1,434,400	18,145,160
		18,358,945
Retail (1.2%)
Kramont Realty Trust	423,100	9,900,540
Total Real Estate Common Stock		202,715,011
Real Estate Preferred Stock (103.2%)

Diversified (12.0%)
Colonial Properties Trust, Series D, 8.125%	435,100	11,551,905
Cousins Properties, Incorporated, Series A, 7.75%	525,700	13,747,055
Crescent Real Estate Equities Company, Series A, 6.75%	344,700	7,683,363
Crescent Real Estate Equities Company, Series B, 9.50%	721,000	19,250,700
Forest City Enterprises, Incorporated, Series, 7.375%	580,600	14,787,882
iStar Financial, Incorporated, Series D, 8.00%	172,900	4,397,712
iStar Financial, Incorporated, Series E, 7.875%	265,700	6,971,968
iStar Financial, Incorporated, Series G, 7.650%	400,000	10,320,000
iStar Financial, Incorporated, Series I, 7.50%	297,800	7,596,878
Sizeler Property Investors, Incorporated, Series B, 9.75%[2]	233,800	6,254,150
		102,561,613
Healthcare (8.0%)
LTC Properties, Incorporated, Series F, 8.00%	1,433,600	37,775,360
Nationwide Health Properties, Series A, 7.677%	50,000	5,312,500
Omega Healthcare Investors, Incorporated, Series D, 8.375%	969,100	25,584,240
		68,672,100

See accompanying notes to the financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2004 (continued)

	SHARES	MARKET VALUE($)
Hotel (10.8%)
Ashford Hospitality Trust, 8.55%	351,500	9,103,850
Boykin Lodging Company, Class A, 10.50%	465,100	13,069,310
FelCor Lodging Trust, Incorporated, Series A, 1.95%[3]	305,500	7,747,480
FelCor Lodging Trust, Incorporated, Series B, 9.00%[3]	438,300	11,233,629
Host Marriott Corporation, Series E, 8.875%[3]	596,200	16,559,455
Innkeepers USA Trust, Series C, 8.00%	257,300	6,625,475
La Quinta Properties, Incorporated, Series A, 9.00%	182,700	4,704,525
LaSalle Hotel Properties, Series A, 10.25%	277,500	7,603,500
WestCoast Hospitality Corporation, Series A, 9.50%	142,300	3,756,720
Winston Hotels, Incorporated, Series B, 8.00%	448,000	11,459,840
		91,863,784
Industrial (4.5%)
Bedford Property Investors, Incorporated, Series A, 8.75% 144A1	400,000	19,937,520
Bedford Property Investors, Incorporated, Series B, 7.625%	325,000	8,316,750
EastGroup Properties, Incorporated, Series D, 7.95%	393,000	10,355,550
		38,609,820
Manufactured Housing (2.4%)
Affordable Residential, Series A, 8.25%	779,400	20,326,752

Mortgage (19.7%)
Accredited Mortgage Loan REIT Trust	620,200	15,939,140
American Home Mortgage Investment Corporation, Series A , 9.75%	296,500	7,972,885
American Home Mortgage Investment Corporation, Series B, 9.25%	500,000	12,797,500
Annaly Mortgage Management, Series A, 7.875%	1,256,000	31,400,000
Anthracite Capital, Incorporated, Series C, 9.375%	854,800	23,336,040
Anworth Mortgage Asset Corporation	135,000	3,375,000
Impac Mortgage Holdings, Incorporated, Series B, 9.375%	515,000	13,467,250
Impac Mortgage Holdings, Incorporated, Series C, 9.125%	500,000	12,650,000
MFA Mortgage Investments, Incorporated	564,000	14,314,320
Newcastle Investment Corporation, Series B, 9.75%	593,225	16,070,465
Novastar Financial, Series C, 8.90%	292,400	7,447,428
RAIT Investment Trust, Series A, 7.75%[3]	376,500	9,299,550
RAIT Investment Trust, Series B, 8.375%	10,600	267,650
		168,337,228
Multifamily (10.5%)
Apartment Investment & Management Company, Series G, 9.375%	376,200	10,285,308
Apartment Investment & Management Company, Series U, 7.75%	1,026,700	25,544,296
Apartment Investment & Management Company, Series T, 8.00%[3]	898,500	22,830,885
Associated Estates Realty Corporation, Series A, 9.75%	77,600	1,943,880

See accompanying notes to the financial statements.

KENSINGTON SELECT INCOME FUND

SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2004 (continued)

	SHARES	MARKET VALUE($)
Associated Estates Realty Corporation, Series B, 8.70%	242,000	6,267,800
Home Properties of New York, Incorporated, Series F, 9.00%	278,400	7,628,160
Mid-America Apartment Communities, Incorporated, Series H, 8.30%	571,700	14,864,200
		89,364,529
Office (15.6%)
Alexandria Real Estate Equities, Incorporated, Series B, 9.10%	137,500	3,712,500
Alexandria Real Estate Equities, Incorporated, Series C, 8.375%	194,500	5,148,415
Brandywine Realty Trust, Class C, 7.50%	420,700	10,736,264
Brandywine Realty Trust, Series D, 7.375%	386,500	9,720,475
Corporate Office Properties Trust, Series F, 9.875%	123,200	3,335,024
Corporate Office Properties Trust, Series G, 8.00%	434,400	11,511,600
CRT Properties, Incorporated, Series A, 8.50%	999,300	26,311,569
Highwoods Properties, Incorporated, Series B, 8.00%	300,700	7,616,731
Highwoods Properties, Incorporated, Series D, 8.00%	143,600	3,614,412
Lexington Corporate Properties Trust, Series B, 8.05%	454,100	12,069,978
Maguire Properties, Incorporated, Series A, 7.625%	930,800	23,828,480
Parkway Properties, Incorporated, Series D, 8.00%	505,100	13,334,640
Prime Group Realty Trust, Series B, 9.00%	113,100	2,804,880
		133,744,968
Other (5.1%)
Capital Automotive REIT, 6.75%	696,300	17,407,500
Capital Automotive REIT, Series A, 7.50%	355,444	9,134,911
Entertainment Properties Trust, Series A, 9.50%	652,500	17,421,750
		43,964,161
Retail (14.6%)
CBL & Associates Properties, Incorporated, Series B, 8.75%	136,400	7,365,600
CBL & Associates Properties, Incorporated, Series C, 7.75%	419,000	11,011,320
Glimcher Realty Trust, Series F, 8.75%	694,200	18,083,910
Glimcher Realty Trust, Series G, 8.125%	383,600	9,893,044
Kramont Realty Trust, Series E, 8.25%	617,600	15,563,520
Mills Corporation, Series B, 9.00%	206,600	5,722,820
Mills Corporation, Series E, 8.75%	587,600	16,664,336
Pennsylvania Real Estate Investment Trust, Series A, 11.00%	167,400	10,127,700
Saul Centers, Incorporated, Series A, 8.00%	258,000	6,901,500
Taubman Centers Incorporated, Series G, 8.00%	520,000	13,494,000
Urstadt Biddle Properties, Incorporated, Series C, 8.50% 144A1	93,500	10,285,000
		125,112,750
Total Real Estate Preferred Stock		882,557,705
Total Real Estate Common and Preferred Stock		1,085,272,716

See accompanying notes to the financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2004 (continued)

	PRINCIPAL AMOUNT	MARKET VALUE($)
Repurchase Agreement (0.8%)
Custodial Trust Company, 2.31%, dated 12/31/04, due 01/03/05, repurchase price $6,511,955 (collateralized by U.S. Treasury securities)[4]	$6,510,700	6,510,700
Total Investments (Cost $1,013,730,345) - 127.7%		1,091,783,416
Liabilities in excess of other assets - (27.7%)		(236,661,397)
NET ASSETS - 100.0%		$855,122,019

[1]	Rule 144A, Section 42 or other security which is restricted as to resale to institutional investors.
[2]	The Adviser, using Board approved procedures, has deemed all or a portion of the security to be illiquid.
[3]	A portion of the security was on loan at December 31, 2004.
[4]	Security purchased with the cash proceeds from securities loaned.

	Shares	Market Value($)
Securities Sold Short (1.3%)
Real Estate Common Stock (1.3%)
Office (0.1%)
W.P. Carey & Company LLC	38,600	1,357,176

Other (1.2%)
Realty Income Corporation	198,800	10,055,304
Total Securities Sold Short (Proceeds $9,222,305)		$11,412,480

See accompanying notes to the financial statements.

KENSINGTON SELECT INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS
Investments, at value[1] (cost $1,007,219,645)	$1,085,272,716
Repurchase agreement, at cost	6,510,700
Total Investments, (cost $1,013,730,345)	1,091,783,416
Deposits with broker and custodian bank for securities sold short	11,445,430
Interest and dividends receivable	10,551,427
Receivables from investments sold	13,722,902
Receivable for capital shares issued	701,229
Other receivables	31,230
Prepaid expenses	29,216
Total Assets	1,128,264,850
LIABILITIES
Demand loan payable to bank	250,282,747
Securities sold short (proceeds $9,222,305)	11,412,480
Payable for return of collateral received for securities on loan	6,510,700
Payables for investments purchased	2,612,894
Payable for capital shares redeemed	193,897
Accrued expenses and other payables
Interest expense	583,771
Investment advisory fees	714,726
Distribution fees	378,666
Trustees fees	653
Other	452,297
Total Liabilities	273,142,831

NET ASSETS	$855,122,019
Capital	$778,210,368
Accumulated net realized gains on investments and securities sold short	1,048,755
Net unrealized appreciation on investments and securities sold short	75,862,896
Net Assets	$855,122,019
Class A
Net Assets	$534,972,693
Shares outstanding	14,432,381
Redemption price per share	$37.07
Maximum Sales Charge – Class A	5.75%
Maximum Offering Price
[100%/(100% – Maximum Sales Charge) of net asset value adjusted to the nearest cent] per share	$39.33
Class B
Net Assets	$83,184,708
Shares outstanding	2,258,188
Offering and redemption price per share[2]	$36.84
Class C
Net Assets	$236,964,618
Shares outstanding	6,443,947
Offering and redemption price per share[2]	$36.77

[1]	Includes securities on loan of $6,227,422.
[2]	Redemption price per share varies by length of time shares are held.

See accompanying notes to the financial statements.

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2004
INVESTMENT INCOME
Dividend income	$75,168,327
Interest income	760,478
Total Investment Income	75,928,805

EXPENSES
Investment advisory fees	7,747,087
Distribution fees
Class A	1,226,632
Class B	731,333
Class C	2,109,225
Transfer agent fees	1,068,737
Fund accounting fees	712,466
Custodian fees	155,711
Legal fees	136,144
Printing fees	96,500
State registration fees	55,598
Audit fees	44,973
Insurance expense	31,027
Trustees’ fees	24,710
Dividend expense on securities sold short	612,650
Interest expense	4,995,901
Other expenses	52,039
Total expenses	19,800,733
Add expenses recouped by the Adviser	312,359
Net Expenses	20,113,092
Net Investment Income	55,815,713

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS AND SECURITIES SOLD SHORT
Net realized gains from investments	24,096,599
Net realized loss on securities sold short	(1,909,488)
Change in unrealized appreciation/depreciation from investments, and securities sold short	1,390,069
Net realized/unrealized gain from investments and securities sold short	23,577,180
Change in net assets resulting from operations	$79,392,893

See accompanying notes to the financial statements.

KENSINGTON SELECT INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED DECEMBER 31, 2004	PERIOD ENDED[1] DECEMBER 31, 2003
FROM INVESTMENT ACTIVITIES

OPERATIONS
Net investment income	$55,815,713	$26,659,289
Net realized gains from investments	24,096,599	17,098,663
Net realized loss on securities sold short	(1,909,488)	(326,453)
Net change in unrealized appreciation/depreciation from investments, and securities sold short	1,390,069	63,936,566
Change in net assets resulting from operations	79,392,893	107,368,065

DISTRIBUTIONS TO CLASS A SHAREHOLDERS
From net investment income	(26,232,684)	(21,782,289)
From net realized gains from investments and securities sold short	(23,369,417)	(6,450,559)

DISTRIBUTIONS TO CLASS B SHAREHOLDERS
From net investment income	(3,555,488)	(2,780,296)
From net realized gains from investments and securities sold short	(3,459,407)	(906,470)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
From net investment income	(10,202,883)	(7,799,380)
From net realized gains from investments and securities sold short	(9,839,569)	(2,703,569)
Change in net assets from distributions to shareholders	(76,659,448)	(42,422,563)

CAPITAL TRANSACTIONS
Proceeds from shares issued	375,554,511	373,590,225
Shares issued in reinvestment of distributions	55,650,999	30,250,055
Payments for shares redeemed	(312,987,651)	(136,798,124)
Change in net assets from capital transactions	118,217,859	267,042,156
Change in net assets	120,951,304	331,987,658

NET ASSETS
Beginning of period	734,170,715	402,183,057
End of period	$855,122,019	$734,170,715

1 From April 1, 2003.

See accompanying notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	YEAR ENDED DECEMBER 31, 2004	PERIOD ENDED[1] DECEMBER 31, 2003
CAPITAL TRANSACTIONS:
Class A:
Proceeds from shares issued	$282,319,994	$271,423,681
Dividends reinvested	36,322,730	20,398,461
Cost of shares redeemed	(259,132,033)	(123,478,645)
Change	$59,510,691	$168,343,497
Class B:
Proceeds from shares issued	$19,934,477	$18,633,992
Dividends reinvested	4,651,120	2,333,891
Cost of shares redeemed	(6,968,065)	(2,228,302)
Change	$17,617,532	$18,739,581
Class C:
Proceeds from shares issued	$73,300,040	$83,532,552
Dividends reinvested	14,677,149	7,517,703
Cost of shares redeemed	(46,887,553)	(11,091,177)
Change	$41,089,636	$79,959,078

SHARE TRANSACTIONS:
Class A:
Issued	7,687,609	7,735,747
Reinvested	997,398	575,646
Redeemed	(7,151,242)	(3,520,023)
Change	1,533,765	4,791,370
Class B:
Issued	547,989	536,010
Reinvested	128,641	66,093
Redeemed	(193,300)	(62,977)
Change	483,330	539,126
Class C:
Issued	2,007,730	2,390,368
Reinvested	406,385	213,092
Redeemed	(1,315,178)	(315,476)
Change	1,098,937	2,287,984

1  From April 1, 2003.

See accompanying notes to the financial statements.

KENSINGTON SELECT INCOME FUND

STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2004
CASH FLOWS FROM OPERATING ACTIVITIES:
Net investment income	$55,815,713
Adjustments to reconcile net investment income to net cash used in operating activities:
Purchases of investment securities	(608,724,554)
Proceeds from disposition of investments, options and securities sold short	393,205,902
Increase in deposits with broker and custodian bank for securities sold short	(7,863,820)
Increase in interest and dividends receivable	(3,722,218)
Increase in securities sold short payable	9,227,248
Increase in payable for return of collateral received for securities on loan	3,838,426
Increase in accrued expenses and other payables	816,871
Net cash used in operating activities	(157,406,432)

CASH FLOWS FROM FINANCING ACTIVITIES:
Demand loan payable	114,914,683
Proceeds from shares issued	376,581,322
Cost of shares redeemed	(313,081,124)
Cash distributions paid	(21,008,449)
Net cash provided by financing activities	157,406,432
Change in cash	–

CASH:
Beginning balance	–
Ending balance	$–

Non-cash financing activities not included herein consist of reinvestment of distributions of $55,650,999.

See accompanying notes to the financial statements.

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KENSINGTON SELECT INCOME FUND

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Less Dividends
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains on Investments, Options and Securities Sold Short	Total From Investment Activities	Net Investment Income	Net Realized Gains	Return of Capital

Kensington Select Income Fund Class A
Year Ended December 31, 2004	$36.76	2.04	1.92	3.96	(1.95)	(1.70)	–
Period Ended December 31, 2003*	$32.50	1.67	5.07	6.74	(1.95)	(0.53)	–
Year Ended March 31, 2003	$31.18	2.57	1.29	3.86	(2.54)	–	–
Period Ended March 31, 2002**	$25.00	2.51	6.29	8.80	(2.58)	–	(0.04)

Kensington Select Income Fund Class B
Year Ended December 31, 2004	$36.57	1.80	1.85	3.65	(1.74)	(1.64)	–
Period Ended December 31, 2003*	$32.35	1.47	5.04	6.51	(1.76)	(0.53)	–
Year Ended March 31, 2003	$31.08	2.26	1.35	3.61	(2.34)	–	–
Period Ended March 31, 2002**	$25.00	2.45	6.12	8.57	(2.45)	–	(0.04)

Kensington Select Income Fund Class C
Year Ended December 31, 2004	$36.51	1.82	1.82	3.64	(1.74)	(1.64)	–
Period Ended December 31, 2003*	$32.30	1.48	5.02	6.50	(1.76)	(0.53)	–
Year Ended March 31, 2003	$31.06	2.28	1.31	3.59	(2.35)	–	–
Period Ended March 31, 2002**	$25.00	2.46	6.12	8.58	(2.48)	–	(0.04)

*	A nine month period due to year end change from March 31 to December 31.
**	From commencement of operations on April 3, 2001.

(a)  Total return excludes sales charge.

(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Excludes dividend and interest expense.
(e)	Includes dividend and interest expense.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to the financial statements.

from			Ratios/Supplemental Data
Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Expenses to Average Net Assets (c)(e)	Ratio of Net Investment Income to Average Net Assets (c)(e)	Portfolio Turnover (f)

(3.65)	$37.07	11.30%	$534,973	1.60%	2.32%	7.49%	37.74%
(2.48)	$36.76	21.21%	$474,117	1.60%	2.01%	6.34%	22.49%
(2.54)	$32.50	12.74%	$263,459	1.60%	2.18%	8.73%	49.59%
(2.62)	$31.18	36.37%	$119,483	1.60%	2.16%	11.00%	33.27%

(3.38)	$36.84	10.45%	$83,185	2.35%	3.07%	6.73%	37.74%
(2.29)	$36.57	20.54%	$64,900	2.35%	2.77%	5.54%	22.49%
(2.34)	$32.35	11.89%	$39,973	2.35%	3.00%	7.75%	49.59%
(2.49)	$31.08	35.41%	$11,049	2.35%	3.04%	9.94%	33.27%

(3.38)	$36.77	10.43%	$236,965	2.35%	3.07%	6.73%	37.74%
(2.29)	$36.51	20.54%	$195,153	2.35%	2.77%	5.61%	22.49%
(2.35)	$32.30	11.87%	$98,752	2.35%	3.00%	7.85%	49.59%
(2.52)	$31.06	35.42%	$29,499	2.35%	3.00%	10.07%	33.27%

KENSINGTON SELECT INCOME FUND

OTHER SHARE CLASS RESULTS (unaudited)

AVERAGE ANNUAL RETURN FOR PERIODS ENDED WITH ALL DISTRIBUTIONS REINVESTED	ONE YEAR	THREE YEAR	SINCE INCEPTION[1] (3/30/01)
CLASS B SHARES not reflecting CDSC[2]	10.45%	16.41%	20.54%
reflecting applicable CDSC	5.45%	15.67%	20.06%

CLASS C SHARES not reflecting CDSC[2]	10.43%	16.40%	20.53%
reflecting applicable CDSC	9.43%	16.40%	20.53%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days.

[1]	While the Class B and Class C shares were initially offered for purchase effective March 30, 2001, no shareholder activity occurred until April 3, 2001.
[2]	CDSC (contingent deferred sales charge) is applied to redemptions of Class B and Class C shares. CDSC varies by length of time shares are held. The maximum amount of CDSC for Class B and C shares is 5% and 1%, respectively.

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KENSINGTON STRATEGIC REALTY FUND

RESULTS AT A GLANCE

AVERAGE ANNUAL RETURN FOR PERIODS ENDED DECEMBER 31, 2004 WITH ALL DISTRIBUTIONS REINVESTED	ONE YEAR	FIVE YEAR	SINCE INCEPTION (9/15/99)	AGGREGATE SINCE INCEPTION
Kensington Strategic Realty Fund[1]	27.63%	23.71%	26.97%	253.88%
with sales load[2]	20.29%	22.26%	25.55%	233.54%
NAREIT Composite Index[3]	30.41%	22.54%	20.34%	166.50%
S&P 500[4]	10.88%	–2.30%	–0.08%	–0.42%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days.

[1]	Performance data shown is that of the A Share at NAV and does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.
[2]	Performance data shown reflects the Class A maximum sales charge of 5.75%.
[3]	The NAREIT Composite Index is an unmanaged index consisting of approximately 200 Real Estate Investment Trust stocks. The index was developed with a base value as of December 31, 1971.
[4]	The S&P 500 Index is an unmanaged index of 500 widely-held common stocks representing all major industries and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks.

The above indices do not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

There are risks involved in investing in a non-diversified fund concentrating in real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. The Fund may also invest in small or relatively new or unseasoned companies, which involve additional risks such as limited liquidity and greater volatility.

Results for other share classes can be found on page 54.

PORTFOLIO HOLDINGS % OF NET INVESTED BY PROPERTY TYPE

As of 12/31/04. Portfolio holdings subject to change.

GROWTH OF A $10,000 INVESTMENT
Period from Fund inception on September 15, 1999 to December 31, 2004

This chart reflects payment of the maximum sales charge of 5.75% on a hypothetical $10,000 investment (Class A shares). Thus, the net amount invested was $9,425. Results shown include the reinvestment of dividends and capital gains in the fund and do not take into account income or capital gain taxes. As outlined in the prospectus, the sales charge is lower for investments of $50,000 or more.

The NAREIT Composite Index is an unmanaged index consisting of approximately 200 Real Estate Investment Trust stocks. The index was developed with a base value as of December 31, 1971. The Index is unmanaged and does not reflect the effects of sales charges, commissions or expenses. It is not possible to invest directly in an index.

Average annual total returns on a $1,000 investment with all distributions reinvested for the periods ended December 31, 2004:

CLASS A SHARES*	One Year	Five Year	Since Inception (9/15/99)
reflecting 5.75% maximum sales charge	20.29%	22.26%	25.55%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days.

*	Performance for other share classes can be found on page 54.

KENSINGTON STRATEGIC REALTY FUND

MANAGEMENT’S DISCUSSION AND ANALYSIS

The Kensington Strategic Realty Fund is designed for investors seeking total return through a combination of high current income relative to equity investment alternatives, plus long-term growth of capital. The Fund may invest in both REIT common and preferred stocks as well as utilize hedging strategies to mitigate risk.

The Kensington Strategic Realty Fund continued to meet its yield objective, maintaining its quarterly dividend during the year ending December 31, 2004. This brings the Fund’s trailing twelve-month dividend yield to 4.68% and its 30-day SEC yield to 3.00%.1

The Strategic Realty Fund’s dividend yield continued to be above yields on other equity market alternatives. For example, as of December 31, 2004, the S&P 500 dividend yield was 1.92%.2,3

On a total return basis, the Kensington Strategic Realty Fund finished the year ended December 31, 2004 with a 27.63% gain versus the NAREIT Composite Index’s 30.41% return.4,5 The Fund’s defensive posture caused it to modestly lag its benchmark, however, the Fund captured 90% of the return of the market while taking substantially less risk in our view. We are confident that our income-oriented, value-driven approach will continue to produce solid results over time. In this regard, we note that since the Fund’s inception on September 15, 1999 through the close of this reporting period, the Fund has generated average annual returns of 26.97%, well in excess of the NAREIT Composite index’s 20.32% return during the same period.4

INVESTMENT STRATEGY

The Fund’s current posture reflects a decision we made in 2003 to take a more cautious stance in the portfolio. Since that time we have maintained an under-weight position with respect to the retail and apartment sectors based on valuations we felt were not warranted by the underlying fundamentals. As a result, we have invested a portion of Fund’s portfolio on what we feel are more defensive, yield-oriented investments such as preferred stocks.

While we remain somewhat defensively postured, we have been repositioning the portfolio to take advantage of the increased demand we expect given the improving economy. We remain overweight in the office sector and expect occupancy levels to increase resulting in accelerating earnings growth into 2006. We believe the hotel sector is best positioned to immediately take advantage of the improving economy and the Fund is now overweight hotels.

We remain concerned generally about the valuation levels of the retail and multifamily sectors, although we have selectively increased our investments in retail companies. We like the long term prospects of the multifamily sector and will increase our investment in this sector if valuations were at a level we felt were more reflective of the long term fundamental outlook for the sector.

IN CONCLUSION

Notwithstanding the compelling performance of real estate securities in recent years, we believe current valuation levels should generate returns competitive with alternative investments over the next three to five years. We remain confident that our income oriented, value driven investment approach is an excellent way to include real estate’s competitive returns and diversification benefits in your portfolio.

PAUL GRAY
Portfolio Manager

[1]	Kensington Strategic Realty Fund dividend rate is the sum of the trailing 12 months of dividends (for Class A shares) divided by the 12/31/04 NAV.
[2]	The S&P 500 Index is an unmanaged index of 500 widely-held common stocks representing all major industries and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks. An investor cannot invest directly in an index.
[3]	Source: S&P 500 – Bloomberg as of 1/4/05; 10-Year Treasury Bonds – Bloomberg as of 1/4/05. The risks of investing in equity REITs are unique and similar to those of directly owning real estate (i.e. regulatory risks, concentration risk and diversification risk). Unlike REITs and stocks, which are subject to fluctuation in both principal value and return, U.S. Treasury securities are backed by the U.S. Government and, if held to maturity, offer a fixed rate of return and fixed principal value.
[4]	Source: Bloomberg. The total return was calculated for Class A shares at net asset value (without a sales charge). Had the maximum sales charge of 5.75% been reflected, returns would have been lower. One-year return for A shares is 27.63% (20.29% reflecting the maximum sales charge). Past performance is not predictive of future performance.
[5]	Source: Kensington Investment Group and NAREIT. The NAREIT Composite Index is an unmanaged index consisting of approximately 200 Real Estate Investment Trust stocks. The NAREIT index excludes brokerage commissions or other fees. The index does not reflect the deduction of expenses associated with a mutual fund. An investor cannot invest directly in an index. The index was developed with a base value as of December 1971.

KENSINGTON STRATEGIC REALTY FUND

EXPENSE EXAMPLE

As a shareholder of the Kensington Strategic Realty Fund, you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; redemptions fees; and (2) ongoing costs, including investment advisory fees; distribution and service (12b-1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges or contingent deferred sales charges, redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Kensington Strategic Realty Fund Class A	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Expenses Paid During Period*
Actual	$1,000	$1,254	$16.20
Hypothetical (5% return before expenses)	$1,000	$1,011	$14.46

Kensington Strategic Realty Fund Class B	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Expenses Paid During Period*
Actual	$1,000	$1,249	$20.41
Hypothetical (5% return before expenses)	$1,000	$1,007	$18.21

Kensington Strategic Realty Fund Class C	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Expenses Paid During Period*
Actual	$1,000	$1,249	$20.41
Hypothetical (5% return before expenses)	$1,000	$1,007	$18.21

*	Expenses are equal to the Fund’s annualized expense ratio of 2.86% for Class A, 3.61% for Class B and 3.61% for Class C, multiplied by the average account value over the period, multiplied by 184 days in most recent fiscal half-year/366 to reflect the one-half year period.

KENSINGTON STRATEGIC REALTY FUND

SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2004

	SHARES	MARKET VALUE($)
Real Estate Common Stock (121.0%)

Diversified (12.5%)
Cousins Properties, Incorporated	622,400	18,840,048
Liberty Property Trust[1]	140,600	6,073,920
The St. Joe Company[1]	309,200	19,850,640
Vornado Realty Trust[1]	306,600	23,341,458
Wellsford Real Properties, Incorporated[2]	540,450	7,793,289
		75,899,355
Healthcare (5.3%)
LTC Properties, Incorporated[1]	336,000	6,689,760
Medical Properties Trust 144A3	1,096,100	11,235,025
Omega Healthcare Investors, Incorporated	579,300	6,835,740
Provident Senior Living Trust 144A1,3	465,000	7,440,000
		32,200,525
Hotel (21.9%)
Ashford Hospitality Trust	1,611,700	17,519,179
DiamondRock Hospitality Company 144A1,2,3	465,000	4,743,000
Great Wolf Resorts, Inc.[2]	120,500	2,691,970
Hersha Hospitality Trust	870,200	9,963,790
Highland Hospitality Corporation	575,000	6,463,000
Hilton Hotels Corporation	865,800	19,688,292
Host Marriott Corporation[1]	1,152,229	19,933,562
Lodgian, Incorporated	537,192	6,607,462
Marriott International, Incorporated – Class A1	214,500	13,509,210
Meristar Hospitality Corporation[2]	678,700	5,667,145
Starwood Hotels & Resorts Worldwide, Incorporated[1]	451,500	26,367,600
		133,154,210
Industrial (5.2%)
First Potomac Realty Trust	260,500	5,939,400
ProLogis Trust[1]	587,500	25,456,375
		31,395,775
Mortgage (13.7%)
Anthracite Capital, Incorporated	953,500	11,785,260
Arbor Realty Trust	536,740	13,171,600
Bimini Mortgage Management, Incorporated	439,600	7,059,976
Bimini Mortgage Management, Incorporated 144A3	580,000	9,314,800
Fieldstone Investment Corporation 144A3	197,100	3,399,975
Gramercy Capital Corporation	261,500	5,386,900
JER Investors Trust, Incorporated 144A2,3	242,000	3,654,200
KKR Financial 144A2,3	450,000	4,702,500
Luminent Mortgage Capital, Incorporated 144A3	1,603,467	19,081,257
New Century Financial Corporation[1]	27,100	1,731,961
RAIT Investment Trust	151,175	4,228,365
		83,516,794

See accompanying notes to the financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2004 (continued)

	SHARES	MARKET VALUE($)
Multifamily (5.9%)
Avalonbay Communities, Incorporated[1]	119,200	8,975,760
BNP Residential Properties, Incorporated	358,900	5,778,290
Equity Residential Properties Trust[1]	583,000	21,092,940
		35,846,990
Office (27.1%)
American Financial Realty Trust[1]	716,900	11,599,442
Arden Realty, Incorporated[1]	281,800	10,629,496
BioMed Realty Trust, Incorporated	662,700	14,718,567
Boston Properties, Incorporated[1]	302,760	19,579,489
Brandywine Realty Trust	385,600	11,332,784
CarrAmerica Realty Corporation	212,700	7,019,100
CRT Properties, Incorporated	842,550	20,103,243
Duke Realty Corporation[1]	395,600	13,505,784
Mack-Cali Realty Corporation	171,300	7,884,939
Maguire Properties, Incorporated[1]	360,300	9,893,838
Prentiss Properties Trust	180,215	6,884,213
Prime Group Realty Trust[2]	2,598,300	16,707,069
Reckson Associates Realty Corporation[1]	449,700	14,754,657
		164,612,621
Other (3.7%)
Capital Automotive	123,900	4,401,548
First Union Real Estate[2]	3,276,350	12,351,840
Spirit Finance Corporation	440,000	5,566,000
		22,319,388
Retail (25.7%)
Acadia Realty Trust	574,700	9,367,610
Atlantic Realty Trust, Incorporated	184,322	3,164,809
Developers Diversified Realty Corporation[1]	199,800	8,865,126
Federal Realty Investment Trust[1]	191,700	9,901,305
Feldman Mall Properties, Inc.[1,2]	538,000	6,999,380
General Growth Properties, Incorporated[1]	1,000,490	36,177,718
Kimco Realty Corporation[1]	45,500	2,638,545
Kite Realty Group Trust	509,200	7,780,576
Kramont Realty Trust	340,500	7,967,700
Macerich Company[1]	318,200	19,982,960
Ramco-Gershenson Properties Trust	317,400	10,236,150
Simon Property Group, Incorporated[1]	515,700	33,350,319
		156,432,198
Total Real Estate Common Stock		735,377,856

See accompanying notes to the financial statements.

KENSINGTON STRATEGIC REALTY FUND

SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2004 (continued)

	SHARES OR PRINCIPAL AMOUNT	MARKET VALUE($)
Real Estate Preferred Stock (11.8%)
Hotel (1.7%)
FelCor Lodging Trust, Incorporated, Series B, 9.00%	194,000	4,972,220
WestCoast Hospitality Corporation, Series A, 9.50%	208,500	5,504,400
		10,476,620
Mortgage (3.5%)
IMPAC Mortgage Holdings, Series C, 9.125%[1]	300,000	7,590,000
Newcastle Investment Corporation, Series B, 9.75%	226,500	6,135,883
Novastar Financial, Incorporated, Series C, 8.90%[1]	305,000	7,768,350
		21,494,233
Multifamily (1.4%)
Mid-America Apartment Communities, Incorporated, Series H, 8.30%	317,500	8,255,000
Office (1.9%)
Maguire Properties, Incorporated, Series A, 7.625%	438,700	11,230,720
Other (1.8%)
Entertainment Properties Trust, Series A, 9.50%	421,900	11,264,730
Retail (1.5%)
Pennsylvania Real Estate Investment Trust, Series A, 11.00%	146,800	8,881,400
Total Real Estate Preferred Stock		71,602,703
Put Options
Annaly Mortgage, $20, Exp. 01/2005	846	38,070
Investment Company (1.4%)
Mutual Funds
iShares Dow Jones U.S. Real Estate Index Fund (Cost $8,428,123)	8,428,123	8,771,840
Total Investments (Cost $688,895,496) - 134.2%		815,790,469
Liabilities in excess of other assets - (34.2%)		(208,099,258)
NET ASSETS - 100.0%		$607,691,211

[1]	All or a portion of the security was on loan at December 31, 2004.
[2]	Represents non-income producing securities.
[3]	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors.

See accompanying notes to the financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2004 (continued)

	SHARES	MARKET VALUE($)
Securities Sold Short (11.9%)
Diversified (0.1%)
Washington REIT	20,000	677,400
Healthcare (0.1%)
Ventas, Inc.	23,200	635,912
Industrial (0.7%)
CenterPoint Properties Corporation	52,800	2,528,592
First Industrial Realty Trust, Incorporated	34,500	1,405,185
		3,933,777
Mortgage (0.1%)
Capital Trust, Incorporated	5,000	153,550
Friedman Billings Ramsey Class A	23,000	445,970
		599,520
Multifamily (3.6%)
Archstone-Smith Trust	120,000	4,596,000
Apartment Investment & Management Company	93,200	3,591,928
Camden Property Trust	40,000	2,040,000
Essex Property Trust, Incorporated	124,700	10,449,860
Gables Residential Trust	40,000	1,431,600
		22,109,388
Office (2.8%)
Corporate Office Properties Trust	210,100	6,166,435
Equity Office Properties Trust	86,500	2,518,880
Kilroy Realty Corporation	20,000	855,000
SL Green Realty Corporation	115,000	6,963,250
Trizec Properties, Inc.	20,000	378,400
		16,881,965
Other (0.5%)
Plum Creek Timber Company	32,500	1,249,300
Rayonier Incorporated	40,000	1,956,400
		3,205,700
Retail (1.9%)
CBL & Associates Properties, Incorporated	25,000	1,908,750
Glimcher Realty Trust	19,200	532,032
Pan Pacific Retail Properties, Incorporated	124,100	7,781,070
Weingarten Realty Investors	31,600	1,267,160
		11,489,012
Storage (2.1%)
Public Storage, Incorporated	53,800	2,999,350
Shurgard Storage Centers, Incorporated	216,900	9,545,769
		12,545,119
Total Securities Sold Short (Proceeds $69,393,477)		$72,077,793
Written Options

CALL OPTIONS	CONTRACT	MARKET VALUE($)
Equity Office Properties Trust, $30, Exp. 01/2005	500	20,000

See accompanying notes to the financial statements.

KENSINGTON STRATEGIC REALTY FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS
Investments, at value[1] (cost $688,895,496)	$815,790,469
Collateral for securities loaned, at value	264,758,300
Deposits with broker and custodian bank for securities sold short	41,242,834
Interest and dividends receivable	5,469,153
Receivable for investments sold	122,765,574
Receivable for capital shares issued	1,114,507
Prepaid expenses	18,244
Total Assets	1,251,159,081
LIABILITIES
Demand loan payable to bank	294,107,881
Securities sold short (proceeds $69,393,477)	72,077,793
Payable for return of collateral received for securities on loan	264,758,300
Payables for investments purchased	10,213,704
Payable for options written (proceeds $47,308)	20,000
Payable for capital shares redeemed	573,419
Accrued expenses and other payables
Interest expense	580,368
Investment advisory fees	576,874
Distribution fees	264,792
Other	294,739
Total Liabilities	643,467,870

NET ASSETS	$607,691,211
Capital	$483,646,556
Accumulated net realized losses on investments, options, and securities sold short	(193,311)
Net unrealized appreciation on investments, options and securities sold short	124,237,966
Net Assets	$607,691,211
Class A
Net Assets	$401,564,576
Shares outstanding	7,865,088
Redemption price per share	$51.06
Maximum Sales Charge – Class A	5.75%
Maximum Offering Price
[100%/(100% – Maximum Sales Charge) of net asset value adjusted to the nearest cent] per share	$54.17
Class B
Net Assets	$59,943,498
Shares outstanding	1,184,057
Offering price and redemption price per share[2]	$50.63
Class C
Net Assets	$146,183,137
Shares outstanding	2,889,254
Offering price and redemption price per share[2]	$50.60

[1]	Includes securities on loan of $253,264,897.
[2]	Redemption price per share varies by length of time shares are held.

See accompanying notes to the financial statements.

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2004
INVESTMENT INCOME
Dividend income	$34,810,522
Interest income	693,786
Securities lending income	14,210
Total Investment Income	35,518,518

EXPENSES
Investment advisory fees	3,410,125
Distribution fees
Class A	812,421
Class B	501,162
Class C	1,163,433
Transfer agent fees	698,357
Fund accounting fees	457,904
Custodian fees	124,947
Legal fees	94,423
Printing fees	91,617
State Registration fees	30,396
Audit fees	28,465
Insurance expense	18,543
Trustees’ fees	16,338
Dividend expense on securities sold short	2,585,206
Interest expense	3,385,873
Other expenses	40,357
Net Expenses	13,459,567
Net Investment Income	22,058,951

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS, OPTIONS AND SECURITIES SOLD SHORT
Net realized gains from investments and options	59,875,968
Net realized losses from securities sold short	(15,709,365)
Change in unrealized appreciation/depreciation from investments, options and securities sold short	61,243,340
Net realized/unrealized gain from investments, options and securities sold short	105,409,943
Change in net assets resulting from operations	$127,468,894

See accompanying notes to the financial statements.

KENSINGTON STRATEGIC REALTY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED DECEMBER 31, 2004	PERIOD ENDED[1] DECEMBER 31, 2003
FROM INVESTMENT ACTIVITIES

OPERATIONS
Net investment income	$22,058,951	$10,677,528
Net realized gains from investments and options	59,875,968	27,557,190
Net realized losses from securities sold short	(15,709,365)	(5,908,674)
Change in unrealized appreciation/ depreciation from investments, options and securities sold short	61,243,340	54,042,578
Change in net assets resulting from operations	127,468,894	86,368,622

DISTRIBUTIONS TO CLASS A SHAREHOLDERS
From net investment income	(16,774,005)	(9,632,796)
From net realized gains from investments and securities sold short	(28,111,681)	(8,101,930)

DISTRIBUTIONS TO CLASS B SHAREHOLDERS
From net investment income	(2,205,256)	(1,497,752)
From net realized gains from investments and securities sold short	(4,225,711)	(1,407,693)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
From net investment income	(5,165,853)	(3,096,775)
From net realized gains from investments and securities sold short	(10,201,860)	(2,985,811)
Change in net assets from distributions to shareholders	(66,684,366)	(26,722,757)

CAPITAL TRANSACTIONS
Proceeds from shares issued	191,257,641	146,184,339
Shares issued in reinvestment of distributions	55,682,291	21,882,210
Payments for shares redeemed	(109,972,920)	(71,994,074)
Change in net assets from capital transactions	136,967,012	96,072,475
Change in net assets	197,751,540	155,718,340

NET ASSETS
Beginning of period	409,939,671	254,221,331
End of period	$607,691,211	$409,939,671

1  From April 1, 2003.

See accompanying notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	YEAR ENDED DECEMBER 31, 2004	PERIOD ENDED[1] DECEMBER 31, 2003
CAPITAL TRANSACTIONS:
Class A:
Proceeds from shares issued	$143,855,091	$107,333,748
Dividends reinvested	37,111,437	14,242,124
Cost of shares redeemed	(87,089,226)	(63,599,880)
Change	$93,877,302	$57,975,992
Class B:
Proceeds from shares issued	$9,496,962	$9,929,031
Dividends reinvested	5,379,939	2,426,165
Cost of shares redeemed	(6,311,956)	(2,729,027)
Change	$8,564,945	$9,626,169
Class C:
Proceeds from shares issued	$37,905,588	$28,921,560
Dividends reinvested	13,190,915	5,213,921
Cost of shares redeemed	(16,571,738)	(5,665,167)
Change	$34,524,765	$28,470,314

SHARE TRANSACTIONS:
Class A:
Issued	3,069,115	2,521,436
Reinvested	769,194	328,183
Redeemed	(1,876,439)	(1,511,324)
Change	1,961,870	1,338,295
Class B:
Issued	204,152	237,238
Reinvested	112,214	56,196
Redeemed	(139,428)	(66,169)
Change	176,938	227,265
Class C:
Issued	817,217	686,905
Reinvested	275,229	120,755
Redeemed	(357,740)	(134,483)
Change	734,706	673,177

1  From April 1, 2003.

See accompanying notes to the financial statements.

KENSINGTON STRATEGIC REALTY FUND

STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2004
CASH FLOWS FROM OPERATING ACTIVITIES:
Net investment income	$22,058,951
Adjustments to reconcile net investment income to net cash used in operating activities:
Purchases of investment securities	(2,136,152,097)
Proceeds from disposition of investments, options and securities sold short	1,584,075,545
Increase in deposits with broker and custodian bank for securities sold short	(10,557,020)
Increase in interest and dividends receivable	(2,079,296)
Increase in payable for return of collateral received for securities on loan	253,845,778
Increase in accrued expenses and other payables	917,519
Net cash used in operating activities	(287,890,620)

CASH FLOWS FROM FINANCING ACTIVITIES:
Demand loan payable	216,703,940
Proceeds from shares issued	191,765,615
Cost of shares redeemed	(109,576,860)
Cash distributions paid	(11,002,075)
Net cash provided by financing activities	287,890,620
Change in cash	–

CASH:
Beginning balance	–
Ending balance	$–

Non-cash financing activities not included herein consist of reinvestment of distribution of $55,682,291.

See accompanying notes to the financial statements.

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KENSINGTON STRATEGIC REALTY FUND

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Less Dividends
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized/ Unrealized Gains (Losses) on Investments, Options and Securities Sold Short	Total From Investment Activities	Net Investment Income	Net Realized Gains
Kensington Strategic Realty Fund Class A
Year Ended December 31, 2004	$45.34	2.21	(g)	9.73	11.94	(2.39)	(3.83)
Period Ended December 31, 2003*	$37.32	1.51		9.88	11.39	(1.90)	(1.47)
Year Ended March 31, 2003	$41.27	2.17		(2.12)	0.05	(2.51)	(1.49)
Year Ended March 31, 2002	$36.22	1.64		7.30	8.94	(2.47)	(1.42)
Year Ended March 31, 2001	$29.46	2.36		7.64	10.00	(2.52)	(0.72)

Kensington Strategic Realty Fund Class B
Year Ended December 31, 2004	$45.02	1.83	(g)	9.66	11.49	(2.05)	(3.83)
Period Ended December 31, 2003*	$37.09	1.27		9.80	11.07	(1.67)	(1.47)
Year Ended March 31, 2003	$41.06	1.82		(2.06)	(0.24)	(2.24)	(1.49)
Year Ended March 31, 2002	$36.09	1.39		7.22	8.61	(2.22)	(1.42)
Year Ended March 31, 2001	$29.42	2.17		7.54	9.71	(2.32)	(0.72)

Kensington Strategic Realty Fund Class C
Year Ended December 31, 2004	$44.99	1.84	(g)	9.65	11.49	(2.05)	(3.83)
Period Ended December 31, 2003*	$37.07	1.28		9.78	11.06	(1.67)	(1.47)
Year Ended March 31, 2003	$41.04	1.81		(2.05)	(0.24)	(2.24)	(1.49)
Year Ended March 31, 2002	$36.07	1.37		7.23	8.60	(2.21)	(1.42)
Year Ended March 31, 2001	$29.40	2.17		7.54	9.71	(2.32)	(0.72)

*	A nine month period due to year end change from March 31 to December 31.
(a)	Total return excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Excludes dividend and interest expense.
(e)	Includes dividend and interest expense.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(g)	Computed using the average share method.

See accompanying notes to the financial statements.

from			Ratios/Supplemental Data
Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Expenses to Average Net Assets (c)(e)	Ratio of Net Investment Income to Average Net Assets (c)	Portfolio Turnover (f)

(6.22)	$51.06	27.63%	$401,565	1.27%	2.49%	4.75%	173.21%
(3.37)	$45.34	31.15%	$267,657	1.77%	2.94%	4.63%	87.07%
(4.00)	$37.32	0.13%	$170,383	2.44%	4.07%	5.41%	213.45%
(3.89)	$41.27	25.83%	$172,682	3.18%	3.82%	4.02%	190.84%
(3.24)	$36.22	34.94%	$90,628	2.83%	4.29%	7.72%	206.02%

(5.88)	$50.63	26.67%	$59,943	2.02%	3.24%	4.00%	173.21%
(3.14)	$45.02	30.40%	$45,340	2.52%	3.69%	3.87%	87.07%
(3.73)	$37.09	(0.60)%	$28,926	3.19%	4.85%	4.63%	213.45%
(3.64)	$41.06	24.87%	$23,993	3.93%	4.57%	3.44%	190.84%
(3.04)	$36.09	33.94%	$10,867	3.63%	5.24%	6.74%	206.02%

(5.88)	$50.60	26.69%	$146,183	2.02%	3.24%	4.00%	173.21%
(3.14)	$44.99	30.39%	$96,943	2.52%	3.68%	3.94%	87.07%
(3.73)	$37.07	(0.60)%	$54,913	3.19%	4.85%	4.58%	213.45%
(3.63)	$41.04	24.85%	$42,329	3.93%	4.57%	3.38%	190.84%
(3.04)	$36.07	33.96%	$20,898	3.61%	5.19%	6.78%	206.02%

KENSINGTON STRATEGIC REALTY FUND

OTHER SHARE CLASS RESULTS (unaudited)

AVERAGE ANNUAL RETURN FOR PERIODS ENDED DECEMBER 31, 2004 WITH ALL DISTRIBUTIONS REINVESTED	ONE YEAR	FIVE YEAR	SINCE INCEPTION (9/15/99)
CLASS B SHARES not reflecting CDSC*	26.67%	22.79%	26.04%
reflecting applicable CDSC	21.67%	22.61%	25.97%

CLASS C SHARES not reflecting CDSC*	26.69%	22.78%	26.03%
reflecting applicable CDSC	25.69%	22.78%	26.03%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days.

*	CDSC (contingent deferred sales charge) is applied to redemptions of Class B and Class C shares. CDSC varies by length of time shares are held. The maximum amount of CDSC for Class B and C shares is 5% and 1%, respectively.

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THE KENSINGTON FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

The Kensington Funds were organized on April 1, 2003 as a Delaware statutory trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The accompanying financial statements are those of the Kensington Real Estate Securities Fund, the Kensington Select Income Fund, and the Kensington Strategic Realty Fund (individually, a “Fund”, collectively, the “Funds”). Prior to April 1, 2003, the Funds were each a separate series of the Coventry Group, a Massachusetts business trust, registered under the 1940 Act as a diversified, open-end management investment company. The Funds are authorized to issue an unlimited number of shares of beneficial interest with no par value. Each Fund offers three classes of shares: Class A, Class B and Class C shares. Class A shares are sold with a maximum front-end load charge of 5.75%. Class B shares are sold without a front-end load but have a maximum deferred sales charge of 5.00%. Class C shares are sold without a front-end load, but have a deferred sales charge of 1.00% that is applied to redemptions within one year of purchase.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

2.  SIGNIFICANT ACCOUNTING PRINCIPLES

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION

The Funds invest primarily in real estate securities, including securities issued by real estate investment trusts (REITs), master limited partnerships and other real estate companies. Investments in these issuers include common, convertible and preferred stock and debt securities, rights or warrants to purchase common stock, and limited partnership interests. Portfolio equity securities for which market quotations are readily available are valued based upon their last sales price in their principal market. Lacking any sales, these securities are valued at the mean between the most recent bid and asked quotations. Debt securities with remaining maturities of 60 days or less will be valued at their amortized cost. Other debt securities are generally valued by pricing agents based on valuations supplied by broker-dealers or calculated by electronic methods. Other securities and assets for which quotations are not readily available, including restricted securities and securities purchased in private transactions, are valued at their fair value in the best judgement of Kensington Investment Group, Inc. (the “Adviser”) under the supervision of the Funds’ Board of Trustees (the “Board”).

REPURCHASE AGREEMENTS

The Funds may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund’s behalf. The Funds monitor the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Funds will only enter into repurchase agreements with banks and other financial institutions which are deemed by the Advisor to be creditworthy pursuant to guidelines established by the Board.

SECURITY TRANSACTIONS AND RELATED INCOME

Security transactions are recorded no later than one day after the trade date. However, for financial reporting purposes, security transactions are accounted for on trade date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums or accretion discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

WRITTEN OPTIONS

Each Fund may purchase options, write (sell) “covered” call options and purchase options to close out options previously written by it. Such options must be listed on a National Securities Exchange and issued by the Options Clearing Corporation. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by decline in the market value of the underlying security during the option period. A Fund will realize a profit or loss from a closing purchase option if the cost of the transaction is less or more than the premium received from the writing of the option. During the year ended December 31, 2004, only Kensington Strategic Realty Fund held options.

THE KENSINGTON FUNDS

The following is a summary of written option activity for the year ended December 31, 2004, by the Fund:

Kensington Strategic Realty Fund
Call Options	Shares Subject to Contract	Premiums
Balance at beginning of year	–	$–
Options written	(500)	(47,308)
Options closed	–	–
Options expired	–	–
Options Exercised	–	–
Options outstanding at the end of year	(500)	$(47,308)

The following is a summary of written options outstanding as of December 31, 2004:

Kensington Strategic Realty Fund
Call Options Security	Shares Subject to Contract	Market Value
Equity Office Properties Trust,
$30.00, 01/22/05	500	$20,000

SHORT SALE TRANSACTIONS

A short sale is a transaction in which a Fund sells a security it does not own (but has borrowed) in anticipation of a decline in the market value of that security. To complete a short sale, a Fund must borrow the security to deliver to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it in the open market at a later date. A Fund will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in value between those dates. A Fund must pay any dividends or interest payable to the lender of the security. All short sales must be collateralized in accordance with the applicable exchange or broker requirements. A Fund maintains the collateral in a segregated account with its custodian and broker, consisting of cash or obligations of the U.S. Government, its agencies or instrumentalities sufficient to collateralize its obligation on the short positions.

RESTRICTED SECURITIES

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered illiquid. On December 31, 2004, the Kensington Real Estate Securities Fund, Kensington Select Income Fund and Kensington Strategic Realty Fund held restricted securities representing 3.9%, 6.4% and 9.7% of net assets, respectively. The restricted securities held as of December 31, 2004 are identified below:

Security	Acquisition Date	Acquisition Cost	Shares	Value
Kensington Real Estate Securities Fund
Medical Properties Trust	01/26/04	$8,700,000	580,000	$9,314,8000

Kensington Select Income Fund
Bedford Property Investors, Incorporated, Series A, 8.75%	07/29/03	$20,000,000	400,000	$19,937,520
Urstadt Biddle Properties, Incorporated, Series C, 8.50%	05/28/03	$9,350,000	93,500	$10,285,000
Spirit Finance Corporation	12/11/03	$14,344,000	1,434,400	$18,145,160

Kensington Strategic Realty Fund
Bimini Mortgage Management, Incorporated	01/26/04	$8,700,000	580,000	$9,314,800
DiamondRock Hospitality Company	06/29/04	$4,650,000	465,000	$4,743,000
Fieldstone Investment Corporation	11/11/03	$2,956,500	197,100	$3,399,975
Medical Properties Trust	03/31/04	$10,961,000	1,096,100	$11,235,025
JER Investors Trust, Incorporated	05/27/04	$3,630,000	242,000	$3,654,200
Luminent Mortgage Capital, Incorporated	06/05/03	$21,053,522	1,603,467	$19,081,257
Provident Senior Living Trust	07/26/04	$6,975,000	465,000	$7,440,000
KKR Financial	08/05/04	$4,500,000	450,000	$4,702,500

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid quarterly and net realized capital gains, if any, are declared and distributed at least annually. Distributions from net investment income and from net realized capital gains are determined in accordance with income tax regulations, which may differ from GAAP.

SECURITIES LENDING

To generate additional income, the Kensington Select Income Fund and Kensington Strategic Realty Fund may lend up to 33.33% of the value of securities in which it is invested pursuant to agreements requiring that the loan be continuously secured by cash, U.S. government securities or other liquid, high-grade debt securities or by a letter of credit in favor of the Funds at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. The Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral.

When cash is received as collateral for securities loaned, the Fund may invest such cash in short-term U.S. government securities, repurchase agreements or other short-term corporate securities. The cash or subsequent short-term investments are recorded as assets of the Funds, offset by a corresponding liability to repay the cash at the termination of the loan.

THE KENSINGTON FUNDS

There may be risks, such as delay or an inability to regain the securities or even loss of rights in the collateral, should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and creditworthy under guidelines established by the Board and when, in the judgement of the Adviser, the consideration which can be earned currently from such securities loaned justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time and, therefore, are not considered illiquid investments. As of December 31, 2004, the Funds had equity securities on loan as follows:

Fund	Market Value	Collateral
Kensington Select Income Fund	$6,227,422	$6,510,700	*
Kensington Strategic Realty Fund	$253,264,897	$264,758,300

* The cash collateral received was invested in repurchase agreements at December 31, 2004.

EXPENSES

Expenses that are directly related to a Fund are charged directly to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds based upon relative net assets or another appropriate basis. Expenses directly attributable to a class of shares are charged directly to that class.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2004 were as follows:

Fund	Purchases	Sales
Kensington Real Estate Securities Fund	$43,568,825	$25,556,891
Kensington Select Income Fund	$603,835,237	$381,596,278
Kensington Strategic Realty Fund	$1,364,035,267	$1,127,017,103

4. RELATED PARTY TRANSACTIONS

Investment advisory services are provided to the Funds by the Adviser, who receives a management fee for their services, under the Investment Advisory Agreements for each Fund (the Advisory Agreements) . The fees, which are computed daily and paid monthly, are at the following annual rates for each Fund, calculated as a percentage of the particular Fund’s average daily net assets: Real Estates Securities Fund, 0.85%; Select Income Fund, 1.00%; and Strategic Realty Fund, 1.50% (subject to performance adjustments).

For the services provided pursuant to the Investment Advisory Agreement for the Strategic Realty Fund, the Fund pays the Adviser a fee (the “Total Fee”) composed of: (1) a base fee, calculated daily and paid at the end of each calendar month, at a rate equal on an annual basis to 1.50% of the Fund’s average daily net assets (the “Base Fee”), and (2) a Performance Adjustment that will add to or subtract from the Base Fee depending on the performance of Class A shares of the Fund relative to the National Association of Real Estate Investment Trust (“NAREIT”) Composite Index (“Index”) for the preceding twelve month period.

A Performance Adjustment will be made at the end of each calendar month based on the performance of Class A shares relative to the Index for the preceding twelve months, to determine the Total Fee payable for that month.

The Performance Adjustment will be a positive or negative amount equal to 15% (rounded to the third decimal place) of the difference between the performance of Class A shares of the Fund and the performance of the Index for the previous twelve month period.

The Total Fee rate, composed of the Base Fee and the Performance Adjustment, will be at an annual rate not less than 0.50% or greater than 2.50% of the Fund’s average daily net assets.

The Adviser has contractually agreed, until December 31, 2007, to waive fees and/or reimburse each Fund to the extent necessary to maintain each Fund’s Total Fund Operating Expenses as noted below, excluding increases due to performance fee adjustments, brokerage costs, interest, taxes, and dividends and extraordinary expenses:

Fund		Total Operating Expense
Kensington Real Estate Securities Fund	Class A	1.45%
Kensington Real Estate Securities Fund	Class B	2.20%
Kensington Real Estate Securities Fund	Class C	2.20%
Kensington Select Income Fund	Class A	1.60%
Kensington Select Income Fund	Class B	2.35%
Kensington Select Income Fund	Class C	2.35%
Kensington Strategic Realty Fund	Class A	2.25%
Kensington Strategic Realty Fund	Class B	3.00%
Kensington Strategic Realty Fund	Class C	3.00%

For the year ended December 31, 2004, the Adviser waived fees and reimbursed expenses of $92,320 for the Real Estate Securities Fund.

THE KENSINGTON FUNDS

The Funds have agreed to pay or repay fees that were waived or reimbursed for a period up to three years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the above limits. For the year ended December 31, 2004, the amounts reimbursed to the Adviser and remaining available for reimbursement were as follows:

Fund	Reimbursed To Adviser Year Ended December 31, 2004	Remaining Available for Reimbursement
Kensington Real Estate Securities Fund	$–	$180,133
Kensington Select Income Fund	$312,359	$–
Kensington Strategic Realty Fund	$–	$–

The Adviser has informed the Funds’ Board of Trustees that it has received an inquiry from the staff of the Securities and Exchange Commission (“Staff”) regarding the advisory fee computations for the Strategic Realty Fund made by the prior Fund administrator. Specifically, the Staff has expressed the belief that the advisory fee computations by the prior Fund administrator may be incorrect. Discussions with the Staff are ongoing, and the outcome of those discussions will determine the remedial steps, if any, to be taken.

US Bancorp Fund Services, LLC (“USBFS”) serve as the Funds’ administrator pursuant to an Administration Agreement (the “Administration Agreement”). USBFS also serve as transfer agent and fund accountant under the Transfer Agency Agreement and Fund Accounting Agreement. USBFS received fees for its services as Administrator and for its services under the Transfer Agency Agreement and Fund Accounting Agreement pursuant to an Omnibus Fee Agreement. For its services, the Funds pay USBFS an annual fee equal to 0.12% of the first $1.25 billion of the average daily net assets, 0.08% of the next $1.75 billion, 0.06% thereafter.

Prior to October 1, 2004 BISYS Fund Services Ohio, Inc. (“BISYS Ohio”) served as the Funds’ administrator, transfer agent and fund accounting agent. BISYS Ohio received fees for its services as Administrator and for its services under the Transfer Agency Agreement and Fund Accounting Agreement pursuant to an Omnibus Fee Agreement. In addition to certain reimbursable expenses, these fees included: asset-based fees of 0.12% of each Fund’s average daily net assets up to $1 billion and 0.10% for such assets in excess of $1 billion and per account fees up to $25 per shareholder account. An additional annual amount of $25,000 per Fund was charged for each class of shares in addition to the initial class. The asset-based and multiple class fees (but not the per account fee) of the Funds were subject to an annual complex minimum of $375,000.

Quasar Distributors, LLC, an affiliate of USBFS, serve as the Funds’ principal distributor (the “Distributor”). The Trust had entered into a Distribution Plan (the “Plan”) which is in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Funds paid a monthly fee to the Distributor in annual rates equal to 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C, respectively. Prior to September 27, 2004, BISYS Fund Services Limited Partnership, a wholly owned subsidiary of The BISYS Group, Inc., served as the Funds’ Distributor.

Certain Officers and Trustees of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustees receive no compensation from the Trust for serving in their respective roles. An officer of the Adviser and the Trust serves as the Trust’s Chief Compliance Officer and receives an annual compensation of $100,000 from the Trust effective October 2004. Each of the Non-Interested Trustees were compensated up to $9,500 ($28,500 total) in meeting and retainer fees during the period ended December 31, 2004.

5. CONCENTRATION OF CREDIT RISK

Each Fund invests a substantial portion of assets in the equity securities of issuers engaged in the real estate industry, including REITs. As a result, the Funds may be more affected by economic developments in the real estate industry than would a diversified equity fund.

6. LEVERAGE

The Kensington Select Income Fund and Kensington Strategic Realty Fund can buy securities with borrowed money including bank overdrafts (a form of leverage). Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of a Fund’s portfolio securities. These borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.

The Kensington Select Income Fund and Kensington Strategic Realty Fund maintain a line of credit to a maximum amount of 33.33% of total net assets. Borrowings under this arrangement bear interest ranging from 0.625% to 0.75% above the Fed Funds rate. The average interest rate charged and the average outstanding demand loan payable to Custodial Trust Company for the year ended December 31, 2004 was as follows:

Fund	Average Interest Rate	Average Outstanding Demand Loan Payable
Kensington Select Income Fund	2.15%	$235,105,064
Kensington Strategic Realty	2.13%	$152,680,864

THE KENSINGTON FUNDS

7. FEDERAL TAX INFORMATION

It is the policy of the Funds to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

The tax character of distributions paid to shareholders during the year ended December 31, 2004 was as follows.

	Kensington Real Estate Securities Fund	Kensington Select Income Fund	Kensington Strategic Realty Fund
Distribution Paid from:
Net Investment Income	$1,406,604	$48,534,968	$31,688,217
Net Long Term Capital Gains	455,708	28,124,480	34,996,149
Total Taxable Distributions	1,862,312	76,659,448	66,684,366
Total Distributions Paid	$1,862,312	$76,659,448	$66,684,366

Total distributions paid may differ from the Statement of Changes in Net Assets, because for tax purposes, short term capital gain distributions are treated as ordinary income and the reclass of distribution from ordinary income to long term capital gain.

The amount and character of income and capital gain distributions to be paid by the Funds are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The book/tax differences are either considered temporary or permanent in nature. Temporary difference are attributable to differing book and tax treatment for the timing of the recognition of gains and losses on certain investment transactions. Permanent differences are generally due to REIT adjustments, nondeductibility of certain expenses and distribution reclass.

Permanent book and tax basis differences may result in reclassification among undistributed (distributions in excess of) net investment income (or accumulated net investment loss), accumulated net realized gain (loss) and paid-in capital.

As of December 31, 2004 the components of accumulated earnings on a tax basis was as follows:

	Kensington Real Estate Securities Fund	Kensington Select Income Fund	Kensington Strategic Realty Fund
Cost of investments for tax purposes	$31,206,820	$1,014,197,080	$691,636,370
Gross tax unrealized appreciation	6,133,265	79,491,657	130,955,379
Gross tax unrealized depreciation	(742)	(1,905,321)	(6,801,280)
Net unrealized appreciation	6,132,523	77,586,336	124,154,099
Net unrealized depreciation on securities sold short	—	(2,190,175)	(2,657,008)
Undistributed Ordinary Income	—	—	967,959
Undistributed Long Term Capital Gains	26,638	1,515,488	1,610,237
Total Accumulated Earnings	$6,159,161	$76,911,649	$124,075,287

THE KENSINGTON FUNDS

OTHER DISCLOSURES(Unaudited)

1. PROXY VOTING POLICIES AND PROCEDURES

The Adviser of the Funds votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Funds. You may obtain a description of these procedures, without charge, by calling toll-free 1-(800) 253-2949. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

2. PROXY VOTING RECORD

Information regarding how the Adviser of the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available, without charge, by calling toll-free, 1-(800) 253-2949. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

3. FORM N-Q DISCLOSURE

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4. SUPPLEMENTAL TAX INFORMATION

For the fiscal year ended December 31, 2004, the Funds designated long-term capital gains dividends as follows:

Real Estate Securities Fund	$26,638
Select Income Fund	1,515,488
Strategic Realty Fund	1,610,237

TRUSTEES (Unaudited)

Name, Address, and Age	Position(s) Held with the New Trust	Term of Office/Length of time served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios Overseen for the New Trust	Directorships Held Outside the New Trust

INTERESTED TRUSTEES
John P. Kramer 4 Orinda Way Suite 200C Orinda, CA 94563 Age: 46	Trustee and President	Since 2003	Principal, Kensington Investment Group, Inc. (since August 1993)	3	N/A

NON-INTERESTED TRUSTEES

Robert M. Brown 4 Orinda Way Suite 200C Orinda, CA 94563 Age: 45	Trustee	Since 2003	Partner, Vx Capital Partners (Aircraft leasing) (Since March 2002); Senior Vice President, Pegusus Aviation, Inc. (Aircraft leasing) (1988-2002)	3	N/A

Frank C. Marinaro 4 Orinda Way Suite 200C Orinda, CA 94563 Age: 42	Trustee	Since 2003	Portfolio Manager, Emery and Howard Portfolio Management (since 1993)	3	N/A

David R. Pearce 4 Orinda Way Suite 200C Orinda, CA 94563 Age: 45	Trustee	Since 2003	Private investor. From 1996 to 2004, Vice President, Chief Financial Officer, and Treasurer, Geerlings & Wade (wine retailer)	3	N/A

THE KENSINGTON FUNDS

OFFICERS (Unaudited)

Name, Address and Age	Position(s) Held with the Group	Term of Office/Length of time served	Principal Occupation(s) During the Past 5 Years

Paul Gray 4 Orinda Way Suite 200C Orinda, CA 94563 Age: 38	Vice President	Since 2003	Principal, Kensington Investment Group, Inc. (since August 1993)

Craig M. Kirkpatrick 4 Orinda Way Suite 200C Orinda, CA 94563 Age: 41	Vice President	Since 2003	Principal, Kensington Investment Group, Inc. (since August 1993)

Cynthia M. Yee 4 Orinda Way Suite 200C Orinda, CA 94563 Age: 38	Treasurer, Secretary and Chief Compliance Officer	Since 2003	From 1994 to present, Vice President and Chief Financial Officer of Kensington Investment Group, Inc.

Rita Dam 615 E. Michigan Street Milwaukee, WI 53202 Age: 38	Assistant Treasurer	Since September 2004	From 1994 to Present, Vice President of U.S. Bancorp Fund Services, LLC

Joy Ausili 615 E. Michigan Street Milwaukee, WI 53202 Age: 38	Assistant Treasurer	Since September 2004	From 1997 to Present, Vice President of U.S. Bancorp Fund Services, LLC

Christine Radonski 615 E. Michigan Street Milwaukee, WI 53202 Age: 42	Assistant Secretary	Since September 2004	From 1984 to present, employee of U.S. Bancorp Fund Services, LLC

Ruth Look 615 E. Michigan Street Milwaukee, WI 53202 Age: 47	Assistant Secretary	Since September 2004	From 1990 to present, employee of U.S. Bancorp Fund Services, LLC

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Board of Trustees and Shareholders
The Kensington Funds

We have audited the accompanying statements of assets and liabilities of The Kensington Funds (comprising, respectively, the Real Estate Securities Fund, Select Income Fund, and Strategic Realty Fund) (the “Funds”), including the schedules of investments, as of December 31, 2004, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years or periods then ended and the financial highlights for each of the five years or periods then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting The Kensington Funds at December 31, 2004, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years or periods then ended, and their financial highlights for each of the five years or periods then ended, in conformity with U.S. generally accepted accounting principles.

Los Angeles, California
February 4, 2005

INVESTMENT ADVISER

Kensington Investment Group, Inc.
4 Orinda Way, Suite 200 C
Orinda, California 94563
(800)253-2949
(925)253-9878 Fax
info@kig.com

DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

LEGAL COUNSEL

Dechert LLP
1775 I Street, NW
Washington, DC 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, CA 90017

CUSTODIAN

Custodial Trust Company
101 Carnegie Center
Princeton, New Jersey 08540

This material does not constitute an offer to sell or a solicitation of an offer to buy any security. This material is authorized for distribution only when preceded or accompanied by a current prospectus for the Kensington Funds. The prospectus contains complete information including charges, expenses and ongoing fees and should be read carefully before investing. Past performance may not be indicative of future results. Investment returns and principal value will fluctuate so shares may be worth more or less than their original cost.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commissions’s website at http://www.sec.gov.

Investments in the Funds are subject to the risks related to direct investment in real estate such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself, the Funds do not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to tolerate changes in the value of their investments.

02/05

Item 2. Code of Ethics.

The registrant has not made any amendments to its code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. David R. Pearce is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2004	FYE 12/31/2003
Audit Fees	$67,000	$39,150
Audit-Related Fees	$0	$0
Tax Fees	$8,000	$5,850
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2004	FYE 12/31/2003
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant does not have a stated policy of considering nominees recommended by shareholders of the Funds.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no significant changes in the Registrant’s internal controls over financial reporting that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Kensington Funds

By (Signature and Title)	/s/ John P. Kramer
John P. Kramer, President

Date	March 8, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Kramer
John P. Kramer, President
Date	March 8, 2005

By (Signature and Title)*	/s/ Cynthia M. Yee
Cynthia M. Yee, Treasurer

Date	March 8, 2005

* Print the name and title of each signing officer under his or her signature.